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                                                                      EXHIBIT 24

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  BAYLAKE CORP.



                                   By:  Steven D. Jennerjohn
                                        -------------------------
                                        Steven D. Jennerjohn
                                        Treasurer

                                 Date:  March 21, 2000
                                        -------------------------


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Thomas L. Herlache, Steven D. Jennerjohn and Daniel F. Maggle, and each of them, his true lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this report, and to file the same, with all exhibits thereto, and other documents in connection therewith, the Securities and Exchange Commission and any state securities commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                 --------------

Pursuant to the requirements of the Securities and Exchange Act of 1934, this report has been signed by the following persons in the capacities and on these dates indicated.*


                          Thomas L. Herlache                                                 L. George Evenson
                -----------------------------------                                    ---------------------------
                         Thomas L. Herlache                                            L. George Evenson, Director
     President, Chief Executive Officer and Director (Principal
                         Executive Officer)

                         Steven D. Jennerjohn
                -----------------------------------                                    ---------------------------
                         Steven D. Jennerjohn                                              Glenn Miller, Director
                             Treasurer
            (Principal Financial and Accounting Officer)

                                                                                                Ruth Nelson
                -----------------------------------                                    ---------------------------
                      Ronald D. Berg, Director                                            Ruth Nelson, Director

                           Marie Bertschinger                                                 Paul J. Sturm
                -----------------------------------                                    ---------------------------
                    Marie Bertschinger, Director                                         Paul J. Sturm, Director

                         George Delveaux, Jr.                                                Richard A. Braun
                -----------------------------------                                    ---------------------------
                   George Delveaux, Jr., Director                                       Richard A. Braun, Director

                           John W. Bunda                                                      Joseph Morgan
                -----------------------------------                                    ---------------------------
                      John W. Bunda, Director                                            Joseph Morgan, Director

                          John D. Collins
                -----------------------------------
                     John D. Collins, Director

*Each of the above signatures is affixed as of March 21, 2000.